                                                                     Exhibit 4.1

      COMMON STOCK                                                                                    COMMON STOCK

       UB                                                    UNIONBANCAL
                                                             CORPORATION

INCORPORATED UNDER THE LAWS OF                                                                 SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF CALIFORNIA                                                                            TO RIGHTS, PREFERENCES,
                                                                                                PRIVILEGES AND RESTRICTIONS, IF ANY
                                                                                                        CUSIP 908906 10 0



     THIS CERTIFIES THAT







     IS THE RECORD HOLDER OF


                                     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                                                        UnionBanCal Corporation


                                                          CERTIFICATE OF STOCK


     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and
     Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:




                     -----------------------                                              -----------------------------------------
                       CORPORATE SECRETARY                       [SEAL]                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

  HARRIS TRUST COMPANY OF CALIFORNIA
                       TRANSFER AGENT
                        AND REGISTRAR

By

             AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --                   Custodian
     TEN ENT -- as tenants by the entireties                                ------------------          ------------------
     JT TEN  -- as joint tenants with right of                                    (Cust)                      (Minor)
                survivorship and not as tenants                             under Uniform Gifts to Minors
                in common                                                   Act
                                                                               -------------------------------------------
                                                                                                (State)
                                                       UNIF TRF MIN ACT  --               Custodian (until age           )
                                                                            --------------                    -----------
                                                                                (Cust)
                                                                                                   under Uniform Transfers
                                                                            -----------------------
                                                                                    (Minor)
                                                                            to Minors Act
                                                                                         ---------------------------------
                                                                                                       (State)




        Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------


                              X
                               -------------------------------------------------
                              X
                               -------------------------------------------------
                               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                      NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.